SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest Event
                           Reported): August 20, 2001



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                 333-60164                 41-1955181
       ------------------       -------------------       ---------------
  (State or Other Jurisdiction      (Commission             (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (612) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5

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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.  Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, Residential Asset Mortgage Products, Inc. (the "Company") will file concurrently with, or subsequent to the filing of this Current Report on Form 8-K (the "Form 8-K"), a prospectus dated June 21, 2001 (the "Base Prospectus") and will file a prospectus supplement dated August 20, 2001 (the "Prospectus Supplement" and together with the Base Prospectus, the "Prospectus") with the Securities and Exchange Commission (the "Commission") relating to its GMACM Mortgage Pass-Through Certificates, Series 2001-J4 (the "Certificates"). PriceWaterhouseCoopers LLP has consented to the use of their name in the "Experts" section of the prospectus supplement. The consent of PriceWaterhouseCoopers LLP is attached hereto as exhibit 23.1.




_____________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.



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Item 7.  Financial Statements and Exhibits

        Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1 Consent of PriceWaterhouseCoopers LLP, independent auditors of MBIA Inc. and Subsidiaries ("MBIA") with respect to (a) the incorporation by reference in the Prospectus Supplement of their reports dated February 2, 2001, on the audit of the consolidated financial statements of MBIA as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                By:           /s/ Patricia C. Taylor
                                              Patricia C. Taylor
                                              Vice President


Dated:  August 20, 2001



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                                 Exhibit Index



Exhibit                                                                 Page
23.1              Consent of PriceWaterhouseCoopers LLP                   6




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                                  EXHIBIT 23.1

                       [PRICEWATERHOUSECOOPERS LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus Supplement of Residential Asset Mortgage Products, Inc., relating to GMACM Mortgage Pass-Through Certificates, Series 2001-J4, of our reports, dated February 2, 2001, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000. We also consent to the reference to our firm under the caption "Experts."





                                            /s/ PriceWaterhouseCoopers LLP


August 20, 2001

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